Exhibit 99.01

Jim Hinrichs VP, Investor Relations March 9, 2005 2005 Raymond James Annual Institutional Investors Conference Cardinal Health

Forward-Looking and Adjusted Information Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships or changes to those relationships, changes in the distribution outsourcing patterns for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, the impact of previously announced restatements, difficulties in opening new facilities or fully utilizing existing capacity, difficulties and uncertainties associated with business model transitions, the conversion of customers to the new models and general economic and market conditions. Cardinal Health undertakes no obligation to update or revise any forward- looking statements. In addition, statements in this presentation may include adjusted financial measures governed by Regulation G. Reconciliations of these measures are attached to this presentation and posted on the investor relations page at www.cardinalhealth.com .

Cardinal Health A Health Care Leader Distribution, manufacturing, and services 55,000 associates on six continents Annual revenues: > $65 billion Operating earnings: ? $2.3 billion Strong balance sheet Strong cash flow Overall Corporate Strategy: Build a diverse portfolio of market leading businesses integrated around healthcare providers and pharmaceutical manufacturers

Hospitals Our Market The Health Care Chain of Care Distribution Medical and Surgical Products Distribution Pharmaceuticals Manufacturers Distributors Providers Drug Stores Super markets Doctor's Offices Clinics Hospitals

Hospitals The Cardinal Health Business Model From Discovery to Recovery Distribution Medical and Surgical Products Distribution Pharmaceuticals Manufacturers Distributors Providers Create diverse, market-leading businesses in the health care chain which are integrated around the provider and manufacturer Drug Stores Super markets Doctor's Offices Clinics Hospitals

PDPS Pharmaceutical Distribution Medicine Shoppe Hospitals The Cardinal Health Business Model From Discovery to Recovery Distribution Medical and Surgical Products Pharmaceuticals Manufacturers Distributors Providers Create diverse, market-leading businesses in the health care chain which are integrated around the provider and manufacturer Drug Stores Super markets Doctor's Offices Clinics Hospitals

Hospitals The Cardinal Health Business Model From Discovery to Recovery Distribution Medical and Surgical Products Pharmaceuticals Manufacturers Distributors Providers Create diverse, market-leading businesses in the health care chain which are integrated around the provider and manufacturer Drug Stores Super markets Doctor's Offices Clinics Hospitals CTS Pyxis Products Alaris Products Clinical Services PDPS Pharmaceutical Distribution Medicine Shoppe

Hospitals The Cardinal Health Business Model From Discovery to Recovery Hospitals Medical and Surgical Products Pharmaceuticals Manufacturers Distributors Providers Create diverse, market-leading businesses in the health care chain which are integrated around the provider and manufacturer Drug Stores Super markets Doctor's Offices Clinics Hospitals CTS Pyxis Products Alaris Products Clinical Services MPS Med/Surg Distribution Specialty Rx Distribution Manufactured Products Infection Control Gloves Surgical Instruments PDPS Pharmaceutical Distribution Medicine Shoppe

PTS Oral Mfg Sterile Mfg Packaging Nuclear Pharmacy Formulation Consulting The Cardinal Health Business Model From Discovery to Recovery Medical and Surgical Products Pharmaceuticals Manufacturers Distributors Providers Create diverse, market-leading businesses in the health care chain which are integrated around the provider and manufacturer Drug Stores Super markets Doctor's Offices Clinics Hospitals PDPS Pharmaceutical Distribution Medicine Shoppe MPS Med/Surg Distribution Specialty Rx Distribution Manufactured Products Infection Control Gloves Surgical Instruments CTS Pyxis Products Alaris Products Clinical Services

Fiscal Year 2005 ($ millions) Q1 Q2 YTD % Revenues $17,796 $18,555 $36,351 15% Operating Earnings * 390 424 814 (26%) Net Earnings * 238 275 513 (27%) Diluted EPS * $0.55 $0.63 $1.18 (26%) Non-Recurring Charges ** $0.07 $0.10 $0.17 N.M. Diluted EPS excl. non-recurring charges ** $0.62 $0.73 $1.35 (15%) First Half FY' 05 Recap * Excludes discontinued operations and special items. A GAPP/Non-GAAP reconciliation of these items is attached to this presentation and is available on the investor relations page at www.cardinalhealth.com . ** A description of the non-recurring charges is attached to this presentation and is available on the investor relations page at www.cardinalhealth.com .

Performance of significant* businesses

	Predictable Growth	Model Change	Significant Execution Issues
PDPS			
Rx distribution		Rx distribution	
Medicine Shoppe	Medicine Shoppe		
MPS			
Med/Surg/lab distribution	Med/Surg/lab distribution		
Med/Surg manufacturing	Med/Surg manufacturing		
Specialty Rx distribution	Specialty Rx distribution		
PTS			
Oral Technologies	Oral Technologies		
Nuclear Pharmacy	Nuclear Pharmacy		
Sterile Technologies			Sterile Tech.
Packaging Services	Packaging Services		
Intercare	Intercare		
CTS			
Pyxis® Products			Pyxis® Products
Alaris® Products	Alaris® Products		
Clinical Services and Consulting (CSC)	CSC		
	~50%	**~40%**	**~10%**

Approximate Percentage of FY '05 Earnings

11

* Annual operating earnings > $50 million

Performance of significant* businesses

PDPS
- Rx distribution
- Medicine Shoppe

MPS
- Med/Surg/lab distribution
- Med/Surg manufacturing
- Specialty Rx Distribution

PTS
- Oral Technologies
- Nuclear Pharmacy
- Sterile Technologies
- Packaging Services
- Intercare

CTS
- Pyxis® Products
- Alaris® Products
- Clinical Services and Consulting (CSC)

Predictable Growth	Model Change	Significant Execution Issues
	Rx distribution	
Medicine Shoppe		
Med/Surg/lab distribution Med/Surg manufacturing Specialty Rx distribution		
Oral Technologies Nuclear Pharmacy		
		Sterile Tech.
Packaging Services Intercare		
		Pyxis® Products
Alaris® Products CSC		
~50%	**~40%**	**~10%**

Approximate Percentage of FY '05 Earnings

* Annual operating earnings > $50 million

12

Key FY '05 issue - Branded Rx Vendor Margin What's working? Strong revenue growth Stabilizing sell margin Strong generic profitability Cost structure lowest in history and industry Pharmaceutical Distribution What's not...yet: Branded Rx vendor margins

Key FY '05 issue - Branded Rx Vendor Margins Actions Educate manufacturers on our value and their Next Best Alternative Move manufacturers to compensation which is not contingent on price increases Goal to have completed contracts by 4/1/05 which convert a majority of branded vendor margin to non-contingent fees Progress being made with large and small manufacturers Pharmaceutical Distribution

Key FY '05 issue - Poor Sterile mfg. execution Pharmaceutical Technologies and Services Actions Work to resolve Puerto Rico manufacturing issues Focus on existing operational priorities Albuquerque New sterile manufacturing capacity (Brussels, North Raleigh) Restructuring - plant and facilities optimizations

Key FY '05 issue - Pyxis(r) product performance Clinical Technologies and Services Actions New management team New MedStation? product launched in December '04 Restructuring of installation team and processes ongoing Productivity initiatives underway Manufacturing R&D SG&A Alaris? and Pyxis Products businesses combined with Clinical Services and Consulting to maximize integration opportunities (synergies)

Financial Outlook - FY05 Progress being made on all three key issues, however: Rx price increases and Rx inventory levels lower than expected Pyxis improvements and sterile progress slower than expected Expect full year FY 2005 EPS $3.20 - $3.40, excluding special items and non-recurring charges As announced on February 4, 2005

Fiscal Year 2005 Q1 Q2 2nd half Full Year Diluted EPS * $0.55 $0.63 Non-recurring charges Impairment and other $0.01 $0.09 Alaris inventory adjustment $0.03 $0.01 Latex litigation $0.03 - - Total non-recurring charges $0.07 $0.10 Diluted EPS excl. non-recurring charges * $0.62 $0.73 $1.85 - 2.05 $3.20 - 3.40 Financial Outlook - FY05 * Excludes discontinued operations and special items

Financial Outlook - FY06 Look for strong momentum building into FY 2006 Expect EPS growth considerably above long-term target of "mid-teens or better" based on: Confidence in signing FFS agreements Continued improvement at Pyxis and sterile, and Continued strong performance in other businesses

What do we expect to look like in five years? Long-Term Strategic Outlook Maintain 100% focus on health care Expand market leadership in distribution Medical, surgical, lab and Rx Greater focus on self-manufactured products Especially sterile Rx and differentiated med-surg products Greater focus on clinical side of business Combination of Alaris/Pyxis and CSC Greater participation in generic pharmaceutical market Greater international presence

Q1 FY'05 Q2 FY' 05 YTD FY' 05 Impairment charges and other: One Cardinal Health restructuring -- $ 67.8 $ 67.8 Synthetic lease -- 8.3 8.3 Other 3.8 6.9 10.7 Total impairment charges 3.8 83.0 86.8 Less: minority interest and other -- (19.4) (19.4) Net impairment charges 3.8 63.6 67.4 Alaris inventory adjustment 20.2 3.4 23.6 Latex litigation 16.4 -- 16.4 Total non-recurring $ 40.4 $ 67.0 $ 107.4 Impact on net earnings 27.3 45.2 72.5 Impact on EPS $0.07 $0.10 $0.17 Impairment charges and other: Q1 FY'04 Q2 FY' 04 YTD FY' 04 Non-strategic asset sale and other $1.7 $ (8.1) $ (6.4) Impact on net earnings 1.1 (5.4) (4.3) Impact on EPS -- $(0.01) $ (0.01) Summary of Non-recurring charges (income)